UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006

CONOR MEDSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51066	94-3350973
(Commission File Number)	(IRS Employer Identification No.)

1003 Hamilton Court

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 614-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 4, 2006, Schneider (Europe) GmbH (“Schneider”) and the Boston Scientific group of companies (“Boston Scientific”), of which Schneider is a part, initiated legal proceedings against Conor Medsystems Ireland Limited (“Conor Ireland”), a wholly-owned subsidiary of Conor Medsystems, Inc. (“Conor”), in the High Court of Ireland alleging that Conor’s cobalt chromium paclitaxel-eluting coronary stent system, CoStar™, infringes a balloon catheter patent owned by Schneider. According to the summons filed in the High Court, Schneider is seeking damages and an injunction restraining Conor Ireland from making, offering, putting on the market or stocking the CoStar stent. Schneider also seeks an order requiring Conor Ireland to deliver all CoStar stents. Conor intends to vigorously defend Conor Ireland against these legal proceedings. It is not possible to predict accurately or to determine the eventual outcome of these legal proceedings.

Forward Looking Statements

Except for the historical information contained herein, this current report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties, including without limitation the statements regarding pending legal proceedings. All forward-looking statements and other information included in this current report on Form 8-K are based on information available to Conor as of the date hereof, and Conor assumes no obligation to update any such forward-looking statements or information. Such forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those discussed in detail under “Item 1A. Risk Factors” in Conor’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the SEC on March 16, 2006, including the following: (i) the uncertainty surrounding patent infringement claims and the risk that a court may determine that patents held by third parties are valid and infringed by Conor; (ii) risks and uncertainties related to a finding that Conor infringes a valid claim in a patent held by a third party, including, but not limited to: (a) Conor may be required to pay damages, including up to treble damages and the other party’s attorneys’ fees, which may be substantial, (b) Conor may be enjoined from, or required to cease, the development, manufacture, use and sale of products, including the CoStar stent, that infringe the patent rights of others, (c) Conor may be required to expend significant resources to redesign its technology so that it does not infringe others’ patent rights, or to develop or acquire non-infringing intellectual property, which may not be possible, (d) Conor may be required to discontinue manufacturing or other processes incorporating infringing technology, and/or (e) Conor may be required to obtain licenses to the infringed intellectual property, which may not be available to it on acceptable terms, or at all, and if Conor is required to, but cannot, obtain licenses to the infringed intellectual property, Conor would likely be prevented from commercializing the relevant product, including the CoStar stent; (iii) Conor may incur substantial costs as a result of litigation or other proceedings relating to patent and other intellectual property rights; (iv) intellectual property litigation against Conor could significantly disrupt Conor’s development and commercialization efforts, divert management’s attention and quickly consume Conor’s financial resources; and (v) risks related to possible indemnification claims against Conor if it has been found to infringe a patent or other proprietary rights of others. The risks and other factors discussed above should be considered only in connection with the fully discussed risks and other factors discussed in detail in Conor’s periodic reports filed with the SEC, including Conor’s Annual Report on Form 10-K for the year ended December 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOR MEDSYSTEMS, INC.

Dated: May 5, 2006	By:	/s/ Michael Boennighausen
Michael Boennighausen Vice President and Chief Financial Officer

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